UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2004



                           DRAGON PHARMACEUTICAL INC.
             (Exact name of registrant as specified in its charter)


             Florida                       0-27937               65-0142474
             -------                       -------               ----------
(State or Other Jurisdiction of    Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)

      1055 Hastings Street, Suite 1900
         Vancouver, British Columbia                        V6E 2E9
         ----------------------------                       -------
   (Address of Principal Executive Offices)               (Zip Code)


                                 (604) 669-8817
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     The purpose of this current report on Form 8-K is to disclose that Dragon Pharmaceutical Inc. issued a press release on December 7, 2004 announcing the date of annual stockholder meeting of the Company to vote on the proposed acquisition of Oriental Wave Holdings, Ltd., among a series of important proposals. The press release is attached as an exhibit to this Form 8-K.

Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

          99.1   Press release dated December 7, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DRAGON PHARMACEUTICAL INC.


Date: December 7, 2004                By:    /s/ Matthew Kavanagh
                                             ----------------------------------
                                      Name:  Matthew Kavanagh
                                      Title: Director of Finance and Compliance
                                             (Principal Financial and Accounting
                                             Officer)

                                                                Exhibit 99.1


                     Date Set for Dragon Stockholder Meeting
                    on Acquisition of Oriental Wave Holdings

Vancouver,  BC- December 7, 2004. - Dragon  Pharmaceutical  Inc.  (OTC BB: DRUG;
TSX: DDD; BBSE: DRP) ("the Company") is pleased to announce that January 11, 2005 has been set as the date for the annual stockholder meeting of the Company to vote on the proposed acquisition of Oriental Wave Holdings, Ltd., among a series of important proposals. The annual meeting of Dragon stockholders will be held at Dragon's corporate offices at Suite 1900, 1055 West Hastings Street, Vancouver, Canada at 10:00 A.M. Pacific Time.

Stockholders of Dragon of record as of the close of business on November 29, 2004 will be entitled to vote at the meeting. On or about December 8, 2004, the Company will send to these stockholders a copy of the definitive proxy statement in connection to the annual meeting. If the acquisition is approved by a simple majority of the outstanding shares voted at the meeting, Dragon and Oriental Wave management teams currently anticipate to close the transaction by mid-January 2005.

"We are delighted to present this proposal and other proposals to our shareholders "said Dr. Alexander Wick, President and CEO of Dragon." The Company and Oriental Wave have worked diligently together in preparing the document and addressing comments from the SEC and other regulatory agencies and are proud to provide the extensive proxy statement being sent to shareholders. In view of the bright future, the proposed acquisition of Oriental Wave merits positive considerations by all Dragon shareholders. All shareholders should read the proxy statement carefully."

About Dragon Pharmaceutical Inc.
--------------------------------
Dragon Pharmaceutical Inc. is an international bio-pharmaceutical company headquartered in Vancouver, Canada, with a GMP production facility in Nanjing, China. Dragon's EPO has been marketed to treat anemia due to renal failure and surgery in 9 countries: China, India, Egypt, Brazil, Peru, Ecuador, the Dominican Republic, Trinidad-Tobago and Kosovo. Additional regulatory submissions are in progress throughout Central and Eastern Europe, Asia, Latin America, the Middle East and Africa and the Company is in the final preparation to enter the European Union market.

The foregoing may be deemed to be soliciting materials of Dragon in connection with its definitive agreement to acquire Oriental Wave announced on June 14, 2004. This disclosure is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the SEC and Rule 14a-12 under the Securities Exchange Act of 1934, as amended. Dragon shareholders and other investors are urged to read the definitive proxy statement that Dragon will file with the SEC and that will be sent to shareholders in connection with the proposed acquisition, because it contains important information about Dragon, Oriental Wave and related matters. Dragon and its directors and executive officers may be deemed to be participants in Dragon's solicitation of proxies from Dragon shareholders in connection with the proposed acquisition. Information regarding the participants and their security holdings can be found in the Form 10-KSB and the definitive proxy statement to be filed with the SEC, which will be available from the SEC and Dragon as described below. The definitive proxy statement is available for free, both on the SEC web site (http://www.sec.gov) and from Dragon as follows:

Garry Wong
Dragon Pharmaceutical, Inc
1900 - 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9
Telephone: (604) 669-8817 or North American Toll Free: 1-877-388-3784
Fax: (604) 669-4243
Email: ir@dragonbiotech.com
Website: www.dragonpharma.com or www.dragonbiotech.com